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                                                                    EXHIBIT 23.5



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement of printCafe, Inc. on Form S-1 of our report dated February 11, 2000, relating to the financial statements of Hagen Systems, Inc. for the years ended December 31, 1999 and 1998 and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                        LARSON, ALLEN, WEISHAIR & CO., LLP

Minneapolis, Minnesota
March 7, 2000